Exhibit 10.3(c)

Execution Version

GUARANTY

THIS GUARANTY, dated as of August 29, 2017 (as amended, restated, supplemented or modified from time to time, the “Guaranty”), is hereby made by each of the undersigned (together with any other Person that becomes a party hereto as a guarantor by executing and delivering to the Administrative Agent a Joinder to Guaranty substantially in the form attached hereto as Exhibit “A” (a “Joinder”), a “Guarantor”), in favor of each of the Secured Parties (as defined in the Credit Agreement described below).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement, dated as of October 28, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used but not defined herein have the respective meanings ascribed thereto in the Credit Agreement), among Green Plains Grain Company, LLC, a Delaware limited liability company (the “Borrower”), the Secured Parties from time to time party thereto, and BNP PARIBAS (“BNP”), as administrative agent and as collateral agent (in such capacity, the “Administrative Agent”) for the Secured Parties, the Secured Parties have agreed to make Extensions of Credit and other financial accommodations as provided for in the Credit Agreement;

WHEREAS, each Guarantor is party to that certain Term Loan Intercreditor and Collateral Agency Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among BNP, as collateral agent for the holders of the Term Loan Obligations (as defined therein), BNP, as collateral agent for the holders of the ABL Obligations (as defined therein) (in such capacity and together with its successors and assigns from time to time, the “Collateral Agent”), Bank of the West and ING Capital LLC, as joint administrative agent for the holders of the ABL-Cattle Obligations (as defined therein), BNP, as collateral agent for the holders of the ABL-Grain Obligations (as defined therein), and PNC Bank, National Association, as agent for the holders of the ABL-Trade Obligations (as defined therein), and acknowledged and agreed to by Green Plains Inc. and the other New Grantors (as defined therein);

WHEREAS, each Guarantor will benefit from the making of Loans and the other Extensions of Credit pursuant to the Credit Agreement and is willing to guarantee the respective Liabilities (as defined below) as hereinafter set forth;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Guarantors agrees as follows:

Each Guarantor hereby, jointly and severally, absolutely, unconditionally and irrevocably, as primary obligor and not merely as surety, guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of: (a) all obligations (including without limitation all Obligations) of the Borrower other than Excluded Swap Obligations, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, and whether for principal, interest, fees, reimbursement obligations, indemnities or otherwise (including, without limitation, interest accruing after, and advances made after, the commencement of an insolvency proceeding with respect to the Borrower, whether or not a claim for post-filing or post-petition interest or advances is allowed in such case or proceeding), that arise under or in connection with the Credit Agreement or any other Loan Document, as the same may be amended, modified, extended or renewed from time to time; and (b) all out-of-pocket costs and expenses (including reasonable attorneys’ fees and charges) paid or incurred by the Administrative Agent or any other Secured Party in enforcing this Guaranty or any other applicable Loan Document against such Guarantor (all of the foregoing obligations, collectively, the “Liabilities” of such Guarantor); provided that the liability of each Guarantor hereunder shall be limited to the maximum amount of the applicable Liabilities that such Guarantor may guarantee without rendering this Guaranty void or voidable with respect to such Guarantor under any fraudulent conveyance or fraudulent transfer law. The Guarantors under this Guaranty desire to allocate among themselves, in a fair and equitable manner, their obligations arising under this Guaranty. Accordingly, in the event any payment or distribution is made on any date by any of the Guarantors under this Guaranty or under any other guaranty related to the obligations under the Credit Agreement, such Guarantor shall be entitled to a contribution from each of the other Guarantors in the maximum amount permitted by law so as to maximize the aggregate amount of the Liabilities paid to the Secured Parties. For purposes of this Guaranty, “Excluded Swap Obligation” shall mean, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a Swap (each, a “Swap Obligation”), between or among any Secured Party and Borrower or any Guarantor, any of their respective Subsidiaries, or any of their respective Affiliates, if and to the extent that all or a portion of such Guarantor’s guarantee that relates to such Swap Obligation (or any guaranty thereof) is or becomes illegal under the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute (the “CEA”), or any rule, regulation or order of the Commodity Futures Trading Commission by virtue of the Guarantor’s failure for any reason to qualify as an “eligible contract participant” as defined in the CEA and regulations thereunder for the related Swap on the date on which its guaranty becomes or otherwise would become effective with respect to such Swap (which shall be the date of the execution of a Swap if the corresponding guaranty is then in effect, and otherwise it shall be the date of execution and delivery of this Guaranty); provided, however, that to the extent this Guaranty guaranties more than one Swap governed by the same master agreement, the foregoing exclusion shall only apply to the portion of such Swap Obligation that is attributable to Swaps for which such guarantee is or becomes illegal. For purposes of this Guaranty, “Swap” shall have the meaning as defined in Section 1a(47) of the CEA and regulations thereunder other than (i) a swap entered into on, or subject to the rules of, a board of trade designated as a contract market under Section 5 of the CEA, or (ii) a commodity option entered into pursuant to Commodity Futures Trading Commission Regulation 32.3(a).

Each of the Guarantors agrees that if any Event of Default occurs under Section 9.1(f) of the Credit Agreement at a time when the Liabilities are not otherwise due and payable in full (whether due to a judicial stay of acceleration or otherwise), then such Guarantor will pay to the Administrative Agent for the account of the Secured Parties forthwith the full amount that would be payable hereunder by such Guarantor if all Liabilities were then due and payable.

Each of the Guarantors is (i) duly formed or organized and is validly existing and in good standing under the laws of the jurisdiction in which it was formed and (ii) has full power and authority to execute this Guaranty. This Guaranty has been duly and validly executed by or on behalf of each of the Guarantors and constitutes the legal, valid and binding obligation of each of the Guarantors and is enforceable against each of them in accordance with its terms, subject, as to enforceability, to the effect of applicable bankruptcy, insolvency and other similar laws limiting the enforcement of creditors’ rights generally and to general principles of equity. The execution, delivery and performance of this Guaranty by each of the Guarantors does not and will not violate, or contravene (x) its organizational documents, (y) any existing license, contract, indenture or other agreement binding upon any of them or (z) any existing law, statute, regulation, order, decree or judgment applicable to any of them or their respective property. No authorization, approval, or other action by, and no notice to or filing with, any governmental authority, regulatory body or any other Person is required for the execution, delivery, and performance of this Guaranty by any of the Guarantors.

To secure all obligations of each of the Guarantors hereunder including without limitation the Liabilities, the Collateral Agent and each other Secured Party shall have a Lien on and security interest in all balances, credits, deposits, accounts or moneys of or in the name of such Guarantor now or hereafter held with the Collateral Agent or such other Secured Party and any and all property of every kind or description of or in the name of such Guarantor now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, the Collateral Agent or such other Secured Party or any agent or bailee for the Collateral Agent or such other Secured Party. Subject to the terms of the Loan Documents and the Intercreditor Agreement, each Secured Party may, at its option, offset balances held by such Secured Party for the account of any of the Guarantors (at any of its offices and regardless of whether such balances are then due to such Guarantor), against any Liabilities of such Guarantor owing to such Secured Party that are not paid when due (by acceleration or otherwise).

This Guaranty shall in all respects be a continuing, irrevocable, absolute and unconditional guaranty of payment and performance and not merely a guaranty of collectability, and shall remain in full force and effect with respect to each Guarantor until all Liabilities have been indefeasibly paid in full in cash , notwithstanding the occurrence of any of the following at any time or from time to time, without notice to any Guarantor:

(a)	the dissolution, termination, merger, consolidation, bankruptcy, or other disposition of the Borrower or any of the Guarantors;

(b)	that at any time or from time to time no Liabilities are outstanding;

(c)	the time for any performance of or compliance with any of the Obligations, including without limitation, the Liabilities, shall be extended, or such performance or compliance shall be waived;

(d)	any of the acts mentioned in any of the provisions of the Credit Agreement or any other Loan Document shall be done or omitted;

(e)	the maturity of any of the Obligations, including without limitation, the Liabilities, shall be accelerated, or any of the Obligations or Liabilities shall be modified, supplemented or amended in any respect;

(f)	any right under the Credit Agreement or any other Loan Document shall be waived or any other term or provision thereof shall be amended, restated, supplemented, modified, or waived or any consent to non-performance is granted;

(g)	the release of any other Guarantor from this Guaranty or any security for the Liabilities shall be released or exchanged in whole or in part or otherwise disposed of or any other guarantee of any of the Obligations or the Liabilities or any security therefor shall be released or exchanged in whole or in part or otherwise disposed of;

(h)	any Lien or security interest granted to, or in favor or for the benefit of, any Secured Party as security for any of the Obligations, including without limitation, the Liabilities, shall fail to be perfected; or

(i)	any other circumstance whatsoever.

Each of the Guarantors further agrees that if at any time all or any part of any payment theretofore applied by the Administrative Agent or any other Secured Party to any of the Liabilities is or must be rescinded or returned by the Administrative Agent or such other Secured Party for any reason whatsoever (including the insolvency, bankruptcy or reorganization of the Borrower or any of the Guarantors), such Liabilities shall, for purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Administrative Agent or such other Secured Party, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Administrative Agent or such other Secured Party had not been made.

The Administrative Agent or any other Secured Party may, from time to time, at its sole discretion and without notice to any of the Guarantors in their capacity as guarantors hereunder, take any or all of the following actions without affecting the obligations of any of the Guarantors hereunder: (a) retain or obtain a security interest in any property to secure any of the Liabilities or any obligation hereunder, (b) retain or obtain the primary or secondary obligation of any other obligor or obligors (in addition to each of the Guarantors) with respect to any of the Liabilities, (c) extend, modify, restate, amend or renew any of the Liabilities for one or more periods (whether or not longer than the original period), alter or exchange any of the Liabilities, or release or compromise any obligation of any of the Guarantors hereunder or any other guarantor or any obligation of any nature of any other obligor with respect to any of the Liabilities, (d) release any security interest in, or surrender, release or permit any substitution or exchange for, any property securing any Liabilities or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property, and (e) resort to any Guarantors for payment of any of the Liabilities when due, whether or not the Administrative Agent or such other Secured Party shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have proceeded against any of the Guarantors or any other obligor primarily or secondarily obligated with respect to any of the Liabilities.

Any amount received by the Administrative Agent or any Secured Party from whatever source on account of the Liabilities may be applied by it toward the payment of the Liabilities in accordance with the Loan Documents and, notwithstanding any payment made by or for the account of any of the Guarantors pursuant to this Guaranty, each of the Guarantors shall not exercise any right of subrogation to any right of any Secured Party until such time as this Guaranty shall have been terminated as to all of the Guarantors and the Secured Parties shall have received final payment in cash of the full amount of all Liabilities.

Subject to the forgoing paragraph, in case any payment is made on account of the Liabilities by any of the Guarantors or is received or collected on account of the Liabilities from any of the Guarantors or its property: (a) if such payment is made by a Guarantor or from its property in respect of the Liabilities of another Guarantor, such Guarantor shall be entitled, subject to and upon (but not before) such time as this Guaranty shall have been terminated as to all of the Guarantors and the Secured Parties shall have received final payment in cash of the full amount of all Liabilities and the obligations of the Secured Parties to make Extensions of Credit or provide other financial accommodations under the Credit Agreement and the other Loan Documents have terminated, (i) to demand and enforce reimbursement for the full amount of such payment from such other Guarantor, and (ii) to demand and enforce contribution in respect of such payment from each other Guarantor which has not paid its fair share of such payment, as necessary to ensure that (after giving effect to any enforcement of reimbursement rights provided hereby) each Guarantor pays its fair share of the unreimbursed portion of such payment; and (b) if and whenever any right of reimbursement or contribution becomes enforceable by any of the Guarantors against any other Guarantor whether under this paragraph or otherwise, such Guarantor shall be entitled, subject to and upon (but not before) such time as this Guaranty shall have been terminated as to all of the Guarantors and the Secured Parties shall have received final payment in cash of the full amount of all Liabilities and the obligations of the Secured Parties to make Extensions of Credit or provide other financial accommodations under the Credit Agreement and the other Loan Documents have terminated, to be subrogated (equally and ratably with each of the other Guarantor entitled to reimbursement or contribution from any other Guarantor as set forth in this paragraph) to any security interest that may then be held by the Collateral Agent, the Pari Passu Collateral Agent, or the Term Loan Collateral Agent upon any Pari Passu Collateral securing or purporting to secure any of the Liabilities. For purposes of (a)(ii) above, the fair share of each Guarantor as to any unreimbursed payment shall be determined based on an equitable apportionment of such unreimbursed payment among all of the Guarantors (other than the Guarantor whose primary obligations were so guaranteed by each of the other Guarantor) based on the relative value of their assets and any other equitable considerations deemed appropriate by the court. Any right of subrogation of any of the Guarantors shall be enforceable solely after such time as this Guaranty shall have been terminated as to all of the Guarantors and the Secured Parties shall have received final payment in cash of the full amount of all Liabilities and the obligations of the Secured Parties to make Extensions of Credit or provide other financial accommodations under the Credit Agreement and the other Loan Documents have terminated and solely against each of the Guarantors, and not against the Secured Parties, and neither the Collateral Agent nor any other Secured Party shall have any duty whatsoever to warrant, ensure or protect any such right of subrogation or to obtain, perfect, maintain, hold, enforce or retain any Pari Passu Collateral or other Collateral securing or purporting to secure any of the Liabilities for any purpose related to any such right of subrogation. All rights and claims arising under this paragraph or based upon or relating to any other right of reimbursement, indemnification, contribution or subrogation that may at any time arise or exist in favor of any of the Guarantors as to any payment on account of either (x) the

Liabilities or (y) any other obligation that is secured by any Pari Passu Collateral or other Collateral that also secures or purports to secure any of the Liabilities, in each case made by it or received or collected from its property shall be fully subordinated to the Liabilities in all respects prior to such time as this Guaranty shall have been terminated as to all of the Guarantors and the Secured Parties shall have received final payment in cash of the full amount of all Liabilities. Until such time as this Guaranty shall have been terminated as to all of the Guarantors and the Secured Parties shall have received final payment in cash of the full amount of all Liabilities and the obligations of the Secured Parties to make Extensions of Credit or provide other financial accommodations under the Credit Agreement and the other Loan Documents have terminated, none of the Guarantors may demand or receive any collateral security, payment or distribution whatsoever (whether in cash, property or securities or otherwise) on account of any such right or claim. If any such payment or distribution is made or becomes available to any of the Guarantors in any bankruptcy case, receivership, or insolvency or liquidation proceeding, such payment or distribution shall be delivered by the person making such payment or distribution directly to the Collateral Agent, for application to the payment of the Liabilities. If any such payment or distribution is received by any of the Guarantors, it shall be held by such Guarantors in trust, as trustee of an express trust for the benefit of the Secured Parties, and shall forthwith be transferred and delivered by such Guarantors to the Collateral Agent, in the exact form received and, if necessary, duly endorsed.

Each Guarantor hereby expressly waives: (a) notice of the acceptance by any Secured Party of this Guaranty, (b) notice of the existence or creation or non-payment of all or any of the Liabilities, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, (d) all diligence in collection or protection of or realization upon any Liabilities or any security for or guaranty of any Liabilities, and (e) any requirement that any Secured Party exhaust any right, power or remedy or proceed against Borrower under the Credit Agreement, or any other Loan Document, or against any other Person under this Guaranty any other guarantee of, or security for, any of the Liabilities.

The creation or existence from time to time of additional Liabilities to any Secured Party is hereby authorized, without notice to any of the Guarantors, and shall in no way affect or impair the rights of any Secured Party or the obligations of any of the Guarantors under this Guaranty.

Subject to the provisions of the Credit Agreement, any Secured Party may from time to time, without notice to any of the Guarantors, assign or transfer any of the Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent permitted assignment or permitted transfer thereof, such Liabilities shall be and remain Liabilities for purposes of this Guaranty, and each and every immediate and successive permitted assignee or permitted transferee of any of the Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Liabilities, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were an original Secured Party.

No delay on the part of any Secured Party in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by any Secured Party of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy, nor shall any modification or waiver of any provision of this Guaranty be binding upon any Secured Party except as expressly set forth in a writing duly signed and delivered on behalf of the Administrative Agent. No action of any Secured Party permitted hereunder shall in any way affect or impair the rights of any Secured Party or the obligations of any of the Guarantors under this Guaranty. For purposes of this Guaranty, Liabilities shall include all obligations of the Borrower to any Secured Party arising under or in connection with any Loan Document, notwithstanding any right or power of the Borrower or anyone else to assert any claim or defense as to the invalidity or unenforceability of any obligation, and no such claim or defense shall affect or impair the obligations of any of the Guarantors hereunder.

Pursuant to the Credit Agreement, (a) this Guaranty has been delivered to the Administrative Agent and (b) the Administrative Agent has been authorized to enforce this Guaranty on behalf of the Secured Parties. All payments by any of the Guarantors pursuant to this Guaranty shall be made to the Administrative Agent (and any amount received by the Administrative Agent for the account of a Secured Party shall, subject to the other provisions of this Guaranty, be deemed received by such Secured Party upon receipt by the Administrative Agent) at such office or account of the Administrative Agent as the Administrative Agent may designate from time to time, in lawful money of the United States of America and in immediately available funds without setoff, recoupment, deduction, defense or counterclaim and free and clear of, and, except as required by applicable law, without deduction or withholding for or on account of, any taxes, but excluding taxes imposed on or measured by the Administrative Agent’s net income by the jurisdiction of the Administrative Agent’s organization, the United States of America, the State or City of New York or any taxing authority thereof. If, under applicable law, any such taxes are required to be deducted or withheld from any such payment, each of the Guarantors will pay additional interest or will make additional payments in such amounts as may be necessary so that the net amount received by the Administrative Agent, after withholding or deduction therefor and for any taxes and other taxes on such additional interest or amounts, will be equal to the amount provided for herein. Each of the Guarantors agrees to furnish promptly to the Administrative Agent official receipts evidencing payment of any taxes so withheld or deducted. Each of the Guarantors hereby agrees to indemnify the Administrative Agent for, and to hold the Administrative Agent harmless against, the full amount of taxes imposed on or paid by the Administrative Agent, and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. The indemnity by each of the Guarantors provided for in this paragraph shall apply and be made whether or not the taxes for which indemnification hereunder is sought have been correctly or legally asserted. Amounts payable by each of the Guarantors under the indemnity set forth in this paragraph shall be paid within ten (10) days from the date on which the Administrative Agent makes written demand therefor. Determinations by the Administrative Agent pursuant to this paragraph shall be conclusive absent manifest error, and the provisions of this paragraph shall survive termination of this Guaranty.

Each of the Guarantors acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from the Borrower such information concerning the financial condition, business and operations of the Borrower as such Guarantor requires, and that the Secured Parties have no duty, and such Guarantor is not relying on the Secured Parties at any time, to disclose to such Guarantor any information relating to the business, operations or financial condition of the Borrower.

Any other Person may become a Guarantor hereunder and become bound by the terms and conditions of this Guaranty, in each case effective as of the date set forth in the applicable Joinder, by executing and delivering to the Administrative Agent a Joinder.

This Guaranty shall be binding upon each of the Guarantors and their respective successors and assigns, and to the extent that any of the Guarantors is a partnership, corporation, limited liability company or other entity, all references herein to any of the Guarantors shall be deemed to include any successor or successors, whether immediate or remote, to such Guarantor. The term “undersigned” or “Guarantor” as used herein shall mean all parties executing this Guaranty and each of them, and all such parties shall, to the extent set forth herein, be jointly and severally obligated hereunder.

THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS THEREOF). Whenever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

Consistent with the foregoing, and notwithstanding any other provision of this Guaranty to the contrary, in the event that any action or proceeding is brought in whatever form and in whatever forum seeking to invalidate any Guarantor’s obligations under this Guaranty under any fraudulent conveyance theory, fraudulent transfer theory, or similar avoidance theory, whether under state or federal law, such Guarantor (the “Affected Guarantor”), automatically and without any further action being required of such Affected Guarantor or any Secured Party, shall be liable under this Guaranty only for an amount equal to the maximum amount of liability that could have been incurred under applicable law by such Affected Guarantor under any guaranty of the Liabilities (or any portion thereof) at the time of the execution and delivery of this Guaranty (or, if such date is determined not to be the appropriate date for determining the enforceability of such Affected Guarantor’s obligations hereunder for fraudulent conveyance or transfer (or similar avoidance) purposes, on the date determined to be so appropriate) without rendering such a hypothetical guaranty voidable under applicable law relating to fraudulent conveyance, fraudulent transfer, or any other grounds for avoidance (such highest amount determined hereunder being any such Affected Guarantor’s “Maximum Guaranty Amount”), and not for any greater amount, as if the stated amount of this Guaranty as to such Affected Guarantor had instead been the Maximum Guaranty Amount. This paragraph is intended solely to preserve the rights of the Secured Parties under this Guaranty to the maximum extent not subject to avoidance under applicable law, and neither any Affected Guarantor nor any other person or entity shall have any right or claim under this paragraph with respect to the limitation described in this Guaranty, except to the extent necessary so that the obligations of any Affected Guarantor under this Guaranty shall not be rendered voidable under applicable law. Without limiting the generality of the foregoing, the determination of a Maximum Guaranty Amount for any Affected Guarantor pursuant to the provisions of the second preceding sentence of this paragraph shall not in any manner reduce or otherwise affect the obligations of any other Guarantor (including any other Affected Guarantor) under the provisions of this Guaranty.

This Guaranty may be executed in any number of counterparts (including via facsimile or in a .pdf or similar file) and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Guaranty.

Other than automatic modifications related to the addition of a party hereto pursuant to a Joinder, no amendment, modification or waiver of, or consent with respect to, any provision of this Guaranty shall be effective unless the same shall be in writing and signed and delivered by the Administrative Agent, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

Unless otherwise agreed by the Secured Parties and each of the Guarantors in writing, this Guaranty is not intended to supersede or otherwise affect any other guaranty now or hereafter given by such Guarantor for the benefit of the Secured Parties or any term or provision thereof.

The obligations of each of the Guarantors under this Guaranty are secured pursuant to the Security Documents (as amended, restated, supplemented or otherwise modified from time to time) and may be secured by one or more other agreements (including one or more pledge agreements, mortgages, deeds of trust or other similar documents).

ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS GUARANTY, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH OF THE GUARANTORS AND THE ADMINISTRATIVE AGENT HEREBY EXPRESSLY AND IRREVOCABLY (A) SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE; (B) CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID TO THE ADDRESS SET FORTH BENEATH ITS NAME ON THE SIGNATURE PAGES HERETO (OR SUCH OTHER ADDRESS AS IT SHALL HAVE SPECIFIED IN WRITING TO THE OTHER PARTIES AS ITS ADDRESS FOR NOTICE HEREUNDER) OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK; AND (C) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH

LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

EACH OF THE GUARANTORS, AND (BY ACCEPTING THE BENEFITS HEREOF) EACH SECURED PARTY, HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTY OR ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH OF THE GUARANTORS ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THE FOREGOING WAIVER AND THAT SUCH WAIVER IS A MATERIAL INDUCEMENT FOR THE SECURED PARTIES ENTERING INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS.

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IN WITNESS WHEREOF, this Guaranty has been duly executed and delivered as of the day and year first above written.

Notice Address for each Guarantor:

1811 Aksarben Drive

Omaha, NE 68106

Attention:	Michelle Mapes – EVP General Counsel & Corporate Secretary
Facsimile:	(402) 952-4916
Email:	michelle.mapes@gpreinc.com

GREEN PLAINS INC.

By:	/s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS I LLC

By:	/s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS II LLC

By:	/s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

FLEISCHMANN’S VINEGAR COMPANY, INC.

By:	/s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

Signature page to Guaranty

GREEN PLAINS AGRICULTURAL AND ENERGY FUND LLC

By:	/s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS ASSET MANAGEMENT LLC

By:	/s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS COMMODITY MANAGEMENT LLC

By:	/s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS GRAIN COMPANY TN LLC

By:	/s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS INDUSTRIAL CLEANING SERVICES LLC

By:	/s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS TRUCKING LLC

By:	/s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

Signature page to Guaranty

GREEN PLAINS HEREFORD LLC

By:	/s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS HOPEWELL LLC

By:	/s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS MADISON LLC

By:	/s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS MOUNT VERNON LLC

By:	/s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS YORK LLC

By:	/s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS PROCESSING LLC

By:	/s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

Signature page to Guaranty

GREEN PLAINS ATKINSON LLC

By:	/s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS BLUFFTON LLC

By:	/s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS CENTRAL CITY LLC

By:	/s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS COMMODITIES LLC

By:	/s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS CORN OIL LLC

By:	/s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS FAIRMONT LLC

By:	/s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

Signature page to Guaranty

GREEN PLAINS HOLDINGS II LLC

By:	/s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS OBION LLC

By:	/s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS ORD LLC

By:	/s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS OTTER TAIL LLC

By:	/s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS SHENANDOAH LLC

By:	/s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS SUPERIOR LLC

By:	/s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

Signature page to Guaranty

GREEN PLAINS WOOD RIVER LLC

By:	/s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

Signature page to Guaranty

ACKNOWLEDGED AND AGREED:

BNP PARIBAS, as Administrative Agent

By:	/s/ Andrew Shapiro
Name:	Andrew Shapiro
Title:	Managing Director

By:	/s/ James McHale
Name:	James McHale
Title:	Managing Director

Signature page to Guaranty